UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

 CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

Investment Company Act file number 811-21357
                                   ---------

         FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST
         ------------------------------------------------
        (Exact name of registrant as specified in charter)

          ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          ----------------------------------------------
         (Address of principal executive offices) (Zip code)

   CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
   -------------------------------------------------------------
              (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 3/31
                         ----

Date of reporting period: 9/30/06
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                        SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           SEMIANNUAL REPORT                                     INCOME
--------------------------------------------------------------------------------

                FRANKLIN TEMPLETON
           LIMITED DURATION INCOME TRUST

--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

[PHOTO OMITTED]

Not part of the semiannual report

Contents

SEMIANNUAL REPORT

Franklin Templeton Limited Duration Income Trust ..........................    1

Performance Summary .......................................................    5

Annual Shareholders' Meeting ..............................................    6

Dividend Reinvestment Plan ................................................    7

Financial Highlights and Statement of Investments .........................   10

Financial Statements ......................................................   22

Notes to Financial Statements .............................................   25

Shareholder Information ...................................................   34

--------------------------------------------------------------------------------

Semiannual Report

Franklin Templeton
Limited Duration Income Trust

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Templeton Limited Duration Income Trust seeks to provide high, current income, with a secondary objective of capital appreciation to the extent possible, through a portfolio consisting primarily of high yield corporate bonds, floating rate bank loans and mortgage-and other asset-backed securities.

Dear Shareholder:

This semiannual report for Franklin Templeton Limited Duration Income Trust covers the period ended September 30, 2006.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Templeton Limited Duration Income Trust posted cumulative total returns of +3.14% based on net asset value and +6.97% based on market price. Net asset value decreased from $14.14 per share on March 31, 2006, to $14.05 at period-end, while the market price increased from $12.87 to $13.22 over the same period. You can find the Fund's performance data in the Performance Summary on page 5.

ECONOMIC AND MARKET OVERVIEW

The U.S. economy continued to grow during the six months under review, although the pace in the second and third quarters of 2006 slowed from the first quarter's 5.6% annualized rate. Overall, several factors contributed to

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 11.


                                                           Semiannual Report | 1

PORTFOLIO BREAKDOWN
Based on Total Investments as of 9/30/06*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Floating Rate Loans                                33.1%
High Yield Corporate Bonds                         32.9%
Mortgage-Backed Securities                         23.2%
Other Asset-Backed Securities                       5.6%
Foreign Government & Agency Securities              3.4%
Investment Grade Corporate Bonds                    0.7%
Short-Term Investments & Other Net Assets           1.1%


* Total investments include long-term and short-term investments and other net assets excluding preferred stock issued by the Fund.

real growth. During most of the reporting period, labor markets improved, indicated by nonfarm payroll data and the unemployment rate. Rising personal income also helped support consumer spending increases. However, the economy experienced rising inflation pressures, largely due to high energy prices and increasing labor costs. In addition, productivity growth and the pace of business spending slowed.

Oil prices reached a historical high during the reporting period, which contributed to the rise in headline, or overall, inflation. Core inflation, which excludes food and energy costs, remained contained but nonetheless began to experience some upward pressure. For example, while September's headline Consumer Price Index (CPI) reported a 12-month rise of 2.1%, core CPI increased 2.9%. 1 Oil prices fell in the latter part of the reporting period, partly due to ample supply and easing demand. This price drop, in conjunction with relatively stable inflation, contributed to declining interest rates.

Several times during the period the Federal Reserve Board (Fed) acknowledged the economy's strength as well as the potential inflationary pressure from high energy prices. The Fed raised the federal funds target rate from 4.75% to 5.25%, and then suspended its rate hikes in August and September. The Fed indicated its future decisions would be highly dependent on forthcoming economic data. The 10-year Treasury note yield rose from 4.86% at the beginning of the period to a high of 5.25% on June 28, 2006 and then fell to 4.64% on September 30, 2006. The decline reflected some concerns about the slowing housing market and its potential effect on the economy.

INVESTMENT STRATEGY

We invest in a diversified mix of fixed income securities, primarily high yield corporate bonds, senior secured floating rate bank loans, and mortgage- and other asset-backed securities. Our top-down analysis of macroeconomic trends combined with a bottom-up fundamental analysis of market sectors, industries and issuers drives our investment process. We seek to maintain a limited duration, or interest rate sensitivity, to moderate the impact that fluctuating interest rates might have on the Fund's fixed income portfolio. Within the corporate bond and bank loan sectors, we seek securities trading at reasonable valuations from issuers with characteristics such as strong market positions, stable cash flows, reasonable capital structures, supportive asset values, strong sponsorship and improving credit fundamentals. In the mortgage- and other asset-backed securities sector, we look to capture an attractive income stream and total return

1.    Source: Bureau of Labor Statistics.


2 | Semiannual Report
through our analysis of security prepayment assumptions, pricing inefficiencies and underlying collateral characteristics.

MANAGER'S DISCUSSION

During the six months under review, economic growth moderated as third quarter gross domestic product advanced at an estimated annualized 1.6% rate. A weak housing market was largely credited for the slowdown. During the period, interest rate volatility increased and investors were uncertain as to whether the Fed's decision to hold rates steady was temporary. All three of the Fund's primary asset classes generated broadly similar returns during the review period. High yield bonds benefited from positive fundamentals, despite historically rich valuations. Likewise, bank loans also benefited from healthy credit fundamentals, in addition to the flat-to-slightly inverted yield curve. Our exposure to both sectors remained largely unchanged throughout the reporting period. We modestly increased our allocation to mortgage-backed securities
(MBS), although our exposure remained somewhat underweighted, relative to the Fund's high yield bond and bank loan weightings at period-end.

Robust corporate earnings, low default rates and healthy balance sheet liquidity led to a positive credit environment for high yield corporate bonds. These bonds' yield spread over Treasuries, as measured by the CS High Yield Index, widened from 3.3 percentage points at the beginning of the reporting period to
3.7 percentage points at period-end. 2 The wider spread reflected some investor concerns about future economic growth and whether corporate earnings would remain strong. At period-end, we continued to view the sector's fundamental trends favorably, but given the historically tight valuations, we maintained the weighting at a neutral level, which is roughly equivalent to one-third of the portfolio.

Strong inflows during the period supported the bank loan market and institutional bank loan spreads (yields above short-term interest rates) remained near historical lows. Fueled by increasing mergers and acquisitions activity, institutional new loan issuances were the highest in five years. Investors anticipating an increase in short-term rates drove much of the demand. Bank loans represented our largest sector weighting at period-end, considering our positive fundamental outlook and the flat-to-inverted yield curve.

A larger than expected drop in housing activity in addition to falling Treasury yields added to the appeal of MBS during the review period as many investors

DIVIDEND DISTRIBUTIONS*

4/1/06-9/30/06

--------------------------------------------------------------------------------
MONTH                                                 DIVIDEND PER COMMON SHARE
--------------------------------------------------------------------------------
April                                                                9.10 cents
--------------------------------------------------------------------------------
May                                                                  9.10 cents
--------------------------------------------------------------------------------
June                                                                 9.10 cents
--------------------------------------------------------------------------------
July                                                                 8.40 cents
--------------------------------------------------------------------------------
August                                                               8.40 cents
--------------------------------------------------------------------------------
September                                                            8.40 cents
--------------------------------------------------------------------------------
TOTAL                                                               52.50 CENTS
--------------------------------------------------------------------------------

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

2. Source: Credit Suisse (CS). The CS High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market.


                                                           Semiannual Report | 3
turned to MBS as an alternative to Treasuries for their higher yields. As interest rates rose, the U.S. housing market began to cool. Higher interest rates earlier in the period coupled with slowing home price appreciation caused prepayments on MBS to moderate. In this environment, we found opportunities in higher coupon MBS attractive.

Thank you for your continued participation in Franklin Templeton Limited Duration Income Trust. We look forward to serving your future investment needs.

Sincerely,


[PHOTO OMITTED]  /s/ Christopher J. Molumphy          [PHOTO OMITTED]  /s/ Richard S. Hsu

                 Christopher J. Molumphy, CFA                          Richard S. Hsu, CFA


[PHOTO OMITTED]  /s/ Eric G. Takaha                   [PHOTO OMITTED]  /s/ Roger A. Bayston

                 Eric G. Takaha, CFA                                   Roger A. Bayston, CFA


[PHOTO OMITTED]  /s/ Glenn I. Voyles
                 Glenn I. Voyles, CFA

                 Portfolio Management Team
                 Franklin Templeton Limited Duration Income Trust

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


4 | Semiannual Report

Performance Summary as of 9/30/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------------------------------------------
SYMBOL: FTF                                                     CHANGE            9/30/06            3/31/06
-------------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                           -$0.09             $14.05             $14.14
-------------------------------------------------------------------------------------------------------------------
Market Price (AMEX)                                             +$0.35             $13.22             $12.87
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/06-9/30/06)
-------------------------------------------------------------------------------------------------------------------
Dividend Income                              $0.5250
-------------------------------------------------------------------------------------------------------------------

PERFORMANCE 1

-------------------------------------------------------------------------------------------------------------------
                                                                                                 COMMENCEMENT OF
                                              6-MONTH            1-YEAR            3-YEAR      OPERATIONS (8/27/03)
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2
-------------------------------------------------------------------------------------------------------------------
  Based on change in NAV 3                     +3.14%            +6.35%            +22.35%            +23.97%
-------------------------------------------------------------------------------------------------------------------
  Based on change in market price 4            +6.97%            +8.81%            +12.84%            +12.54%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2
-------------------------------------------------------------------------------------------------------------------
  Based on change in NAV 3                     +3.14%            +6.35%             +6.96%             +7.19%
-------------------------------------------------------------------------------------------------------------------
  Based on change in market price 4            +6.97%            +8.81%             +4.11%             +3.89%
-------------------------------------------------------------------------------------------------------------------
    Distribution Rate 5                                 7.62%
-------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL.

1. Figures are for common shares. As of September 30, 2006, the Trust had leverage in the amount of approximately 33.59% of the Trust's total assets. The Trust employs leverage through the issuance of Auction Preferred Shares. The use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of leverage rises and falls with changes in short-term interest rates. Such increases/decreases in the cost of the Trust's leverage may be offset by increased/decreased income from the Trust's floating rate investments.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

3.    Assumes reinvestment of distributions on net asset value.

4. Assumes reinvestment of distributions based on the dividend reinvestment plan.

5. Distribution rate is based on an annualization of the Fund's 8.40 cent per share September dividend and the AMEX closing price of $13.22 on 9/30/06.


                                                           Semiannual Report | 5

Annual Shareholders' Meeting

SEPTEMBER 21, 2006

At an annual Meeting of Shareholders of Franklin Templeton Limited Duration Income Trust (the "Fund") held on September 21, 2006, shareholders approved the following:

Regarding the proposal to elect Trustees:

--------------------------------------------------------------------------------------------------------------------
                              COMMON             % OF                                           % OF
                              SHARES          OUTSTANDING        % OF        WITHHELD OR     OUTSTANDING      % OF
TRUSTEES                        FOR              SHARES         VOTED          ABSTAIN          SHARES        VOTED
--------------------------------------------------------------------------------------------------------------------
Frank W.T. LaHaye         22,368,751.280         83.654%       98.848%       260,798.000        0.975%        1.152%
--------------------------------------------------------------------------------------------------------------------
Gordon S. Macklin         22,344,318.280         83.563%       98.740%       285,231.000        1.067%        1.260%
--------------------------------------------------------------------------------------------------------------------
Frank A. Olson            22,362,739.280         83.632%       98.821%       266,810.000        0.998%        1.179%
--------------------------------------------------------------------------------------------------------------------
                             PREFERRED           % OF                                           % OF
                              SHARES          OUTSTANDING        % OF        WITHHELD OR     OUTSTANDING       % OF
TRUSTEES                        FOR              SHARES         VOTED          ABSTAIN          SHARES         VOTED
--------------------------------------------------------------------------------------------------------------------
Frank W.T. LaHaye              6,832.000         89.895%        99.91%          6.000           0.079%         0.09%
--------------------------------------------------------------------------------------------------------------------
Gordon S. Macklin              6,832.000         89.895%        99.91%          6.000           0.079%         0.09%
--------------------------------------------------------------------------------------------------------------------
Frank A. Olson                 6,832.000         89.895%        99.91%          6.000           0.079%         0.09%
--------------------------------------------------------------------------------------------------------------------
Charles B. Johnson             6,832.000         89.895%        99.91%          6.000           0.079%         0.09%
--------------------------------------------------------------------------------------------------------------------


6 | Semiannual Report

Dividend Reinvestment Plan

The Fund's Dividend Reinvestment Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and capital gain distributions ("Distributions") in shares of the Fund. PFPC, Inc. (the "Agent"), P.O. Box 43027, Providence, RI 02940-3027, will act as your Agent in administering the Plan. The Agent will open an account for you under the Plan in the same name as your outstanding shares are registered. The complete Terms and Conditions of the Dividend Reinvestment Plan are contained in the Fund's Dividend Reinvestment Plan Brochure. A copy of that Brochure may be obtained from the Fund at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive Distributions in cash. If you own shares in your own name, you should notify the Agent, in writing, if you wish to receive Distributions in cash.

If the Fund declares a Distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Agent.

If on the payment date for a Distribution, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall receive newly issued shares, including fractions, from the Fund for your account. The number of additional shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of the net asset value per share on the payment date, or 95% of the then current market price per share.

If the net asset value per share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall try, for a purchase period of 30 days, to apply the amount of such Distribution on your shares (less your pro rata share of brokerage commissions incurred) to purchase shares on the open market. The weighted average price (including brokerage commissions) of all shares it purchases shall be your allocated price per share. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares as of the payment date, the purchase price the Agent paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if such Distribution had been paid in shares issued by the Fund. Participants should note that they will not be able to instruct the Agent to purchase shares at a specific time or at a specific price. The Agent may make open-market purchases on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.


                                                           Semiannual Report | 7

The market price of shares on a particular date shall be the last sales price on the American Stock Exchange, or, if there is no sale on the exchange on that date, then the mean between the closing bid and asked quotations on the exchange on such date. The net asset value per share on a particular date shall be the amount most recently calculated by or on behalf of the Fund as required by law.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent's negligence, bad faith, or willful misconduct or that of its employees. Your uninvested funds held by the Agent will not bear interest. The Agent shall have no responsibility for the value of shares acquired. For the purpose of cash investments, the Agent may commingle your funds with those of other participants in the same Fund.

There is no direct charge to participants for reinvesting Distributions, since the Agent's fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. If you elect by notice to the Agent to have it sell part or all of your shares and remit the proceeds, the Agent will deduct brokerage commissions from the proceeds.

The automatic reinvestment of Distributions does not relieve you of any taxes that may be payable on Distributions. In connection with the reinvestment of Distributions, shareholders generally will be treated as having received a Distribution equal to the cash Distribution that would have been paid.

The Agent will forward to you any proxy solicitation material and will vote any shares so held for you first in accordance with the instructions set forth on proxies you return to the Fund, and then with respect to any proxies you do not return to the Fund in the same portion as the Agent votes proxies the participants return to the Fund.


8 | Semiannual Report

As long as you participate in the Plan, the Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you. Upon your written request, the Agent will deliver to you, without charge, a certificate or certificates for the full shares. The Agent will send you a confirmation of each acquisition made for your account as soon as practicable, but not later than 60 days after the acquisition date. Although from time to time you may have an undivided fractional interest in a share of the Fund, no certificates for a fractional share will be issued. Distributions on fractional shares will be credited to your account. If you terminate your account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of shares at the time of termination.

You may withdraw from the Plan at any time, without penalty, by notifying the Agent in writing at the address above or by telephone at 1-800/331-1710. Such termination will be effective with respect to a Distribution if the Agent receives your notice prior to the Distribution record date. The Agent or the Fund may terminate the Plan upon notice to you in writing mailed at least 30 days prior to any record date for the payment of any Distribution. Upon any termination, the Agent will issue, without charge, stock certificates for all full shares you own and will convert any fractional shares you hold at the time of termination to cash at current market price and send you a check for the proceeds.

The Fund or the Agent may amend the Plan. You will receive written notice at least 30 days before the effective date of any amendment.


                                                           Semiannual Report | 9

Franklin Templeton
Limited Duration Income Trust

FINANCIAL HIGHLIGHTS

                                                                          -------------------------------------------------------
                                                                           SIX MONTHS ENDED
                                                                          SEPTEMBER 30, 2006          YEAR ENDED MARCH 31,
                                                                              (UNAUDITED)        2006         2005        2004 g
                                                                          -------------------------------------------------------
PER COMMON SHARE OPERATING PERFORMANCE
(for a common share outstanding throughout the period)

Net asset value, beginning of period ....................................       $  14.14       $  14.41     $  14.75     $  14.33
                                                                                -------------------------------------------------

Income from investment operations a:

 Net investment income b ................................................           0.65           1.18         1.10         0.53

 Net realized and unrealized gains (losses) .............................          (0.04)         (0.10)       (0.12)        0.63

 Dividends to preferred shareholders from net investment income .........          (0.17)         (0.26)       (0.13)       (0.03)
                                                                                -------------------------------------------------
Total from investment operations ........................................           0.44           0.82         0.85         1.13
                                                                                -------------------------------------------------
Less distributions to common shareholders from net investment income ....          (0.53)         (1.09)       (1.19)       (0.59)
                                                                                -------------------------------------------------
Offering costs charged to capital:

 Common shares ..........................................................             --             --           --        (0.03)

 Preferred shares .......................................................             --             --           --        (0.09)
                                                                                -------------------------------------------------
Total offering costs ....................................................             --             --           --        (0.12)
                                                                                -------------------------------------------------
Net asset value, end of period ..........................................       $  14.05       $  14.14     $  14.41     $  14.75
                                                                                =================================================
Market value, end of period c ...........................................       $  13.22       $  12.87     $  13.89     $  14.87
                                                                                =================================================

Total return (based on market value per share) ..........................         6.97%e           0.60%        1.38%        3.16% e

RATIOS/SUPPLEMENTAL DATA

Net assets applicable to common shares, end of period (000's) ...........       $375,595       $378,080     $385,344     $393,125

Ratios to average net assets applicable to common shares:

 Expenses d .............................................................           1.28% f        1.26%        1.21%        1.11% f

 Net investment income ..................................................           9.28% f        8.24%        7.50%        6.12% f

Portfolio turnover rate .................................................          24.23%         46.55%       55.02%       45.08%

Asset coverage per preferred share ......................................       $ 74,420       $ 74,747     $ 75,703     $ 76,727

Liquidation preference per preferred share ..............................       $ 25,000       $ 25,000     $ 25,000     $ 25,000

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily common shares outstanding.

c     Based on the last sale on the American Stock Exchange.

d     Benefit of expense reduction rounds to less than 0.01%.

e     Total return is not annualized for periods less than one year.

f     Annualized.

g     For the period August 27, 2003 (commencement of operations) to March 31,
      2004.


10 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2006

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    COUNTRY      PRINCIPAL AMOUNT c        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 148.0%
  CORPORATE BONDS 50.6%
  COMMERCIAL SERVICES 2.9%
  Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 ....................     United States     $    4,000,000     $   4,340,000
  JohnsonDiversey Holdings Inc., senior disc. note, zero cpn. To 5/17/07,
   10.67% thereafter, 5/15/13 ..............................................     United States          4,300,000         3,741,000
  United Rentals North America Inc., senior sub. note, 7.75%,
   11/15/13 ................................................................     United States          3,000,000         2,970,000
                                                                                                                      -------------
                                                                                                                         11,051,000
                                                                                                                      -------------
  COMMUNICATIONS 6.1%
  Dobson Cellular Systems Inc., senior secured note, 9.875%,
   11/01/12 ................................................................     United States          3,000,000         3,232,500
a Intelsat Bermuda Ltd., senior note, FRN, 10.484%, 1/15/12 ................        Bermuda             4,000,000         4,075,000
  Millicom International Cellular SA, senior note, 10.00%,
   12/01/13 ................................................................      Luxembourg            3,000,000         3,236,250
  Qwest Communications International Inc., senior note, B, 7.50%,
   2/15/14 .................................................................     United States          3,000,000         3,022,500
a Rogers Wireless Communications Inc., senior secured note, FRN,
   8.515%, 12/15/10 ........................................................        Canada              3,000,000         3,060,000
b Wind Acquisition Finance SA, senior note, 144A, 10.75%,
   12/01/15 ................................................................         Italy              3,000,000         3,326,250
b Windstream Corp., senior note, 144A, 8.625%, 8/01/16 .....................     United States          2,800,000         3,010,000
                                                                                                                      -------------
                                                                                                                         22,962,500
                                                                                                                      -------------
  CONSUMER DURABLES 4.6%
  Beazer Homes USA Inc., senior note, 8.375%, 4/15/12 ......................     United States          2,000,000         2,000,000
  Ford Motor Credit Co.,
     5.625%, 10/01/08 ......................................................     United States          4,000,000         3,839,076
   a FRN, 9.957%, 4/15/12 ..................................................     United States          1,000,000         1,047,744
  General Motors Acceptance Corp.,
     6.875%, 8/28/12 .......................................................     United States          3,500,000         3,468,447
     7.25%, 3/02/11 ........................................................     United States          2,000,000         2,013,308
  Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 .....................     United States          1,100,000         1,111,000
  KB Home, 6.375%, 8/15/11 .................................................     United States          4,000,000         3,884,708
                                                                                                                      -------------
                                                                                                                         17,364,283
                                                                                                                      -------------
  CONSUMER NON-DURABLES 3.8%
  Dole Food Co. Inc., senior note, 8.625%, 5/01/09 .........................     United States          2,000,000         1,965,000
b Reynolds American Inc., 144A, 7.25%, 6/01/13 .............................     United States          2,000,000         2,068,056
  Smithfield Foods Inc., senior note, 8.00%, 10/15/09 ......................     United States          4,000,000         4,200,000
  Spectrum Brands Inc., senior sub. note, 8.50%, 10/01/13 ..................     United States          3,000,000         2,610,000
  Tyson Foods Inc., senior note, 8.25%, 10/01/11 ...........................     United States          3,000,000         3,228,024
                                                                                                                      -------------
                                                                                                                         14,071,080
                                                                                                                      -------------
  CONSUMER SERVICES 10.8%
a AMC Entertainment Inc., senior note, FRN, 9.655%, 8/15/10 ................     United States          3,000,000         3,112,500
  Boyd Gaming Corp., senior sub. note, 8.75%, 4/15/12 ......................     United States          2,000,000         2,110,000
  CanWest Media Inc., senior sub. note, 8.00%, 9/15/12 .....................        Canada              3,000,000         2,977,500
  CCH II LLC, senior note, 10.25%, 9/15/10 .................................     United States          4,000,000         4,100,000


                                                          Semiannual Report | 11

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2006 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    COUNTRY      PRINCIPAL AMOUNT c        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  CORPORATE BONDS (CONTINUED)
  CONSUMER SERVICES (CONTINUED)
  Clear Channel Communications Inc., senior note, 7.65%,
   9/15/10 .................................................................     United States     $    4,000,000     $   4,220,980
  CSC Holdings Inc., senior note, 8.125%, 7/15/09 ..........................     United States          3,000,000         3,120,000
  DIRECTV Holdings LLC, senior note, 8.375%, 3/15/13 .......................     United States          2,000,000         2,082,500
  Liberty Media Corp., senior note, 7.875%, 7/15/09 ........................     United States          3,000,000         3,155,739
  LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ...................     United States          4,000,000         3,750,000
  MGM MIRAGE Inc., senior note, 6.75%, 4/01/13 .............................     United States          4,000,000         3,950,000
  Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13 ...........     United States          3,000,000         3,198,750
  Quebecor Media Inc., senior note, 7.75%, 3/15/16 .........................         Canada             1,600,000         1,610,000
  Royal Caribbean Cruises Ltd., senior note, 8.00%, 5/15/10 ................     United States          3,000,000         3,194,190
                                                                                                                      -------------
                                                                                                                         40,582,159
                                                                                                                      -------------
  ELECTRONIC TECHNOLOGY 1.6%
  Sanmina-SCI Corp., senior sub. note, 6.75%, 3/01/13 ......................     United States          3,000,000         2,842,500
  Solectron Global Finance Ltd., senior sub. note, 8.00%, 3/15/16 ..........     United States          3,000,000         2,985,000
                                                                                                                      -------------
                                                                                                                          5,827,500
                                                                                                                      -------------
  ENERGY MINERALS 2.4%
  Chesapeake Energy Corp., senior note, 7.50%, 6/15/14 .....................     United States          4,000,000         4,065,000
b Mariner Energy Inc., senior note, 144A, 7.50%, 4/15/13 ...................     United States          2,000,000         1,920,000
  Massey Energy Co., senior note, 6.875%, 12/15/13 .........................     United States          2,000,000         1,820,000
b Pogo Producing Co., senior sub. note, 144A, 7.875%, 5/01/13 ..............     United States          1,200,000         1,228,500
                                                                                                                      -------------
                                                                                                                          9,033,500
                                                                                                                      -------------
  HEALTH SERVICES 4.5%
  DaVita Inc.,
    senior note, 6.625%, 3/15/13 ...........................................     United States          1,900,000         1,864,375
    senior sub. note, 7.25%, 3/15/15 .......................................     United States          1,000,000           987,500
  Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08 .................        Germany             4,000,000         4,070,000
  HCA Inc., senior note, 8.75%, 9/01/10 ....................................     United States          3,000,000         3,037,500
  Tenet Healthcare Corp., senior note, 6.375%, 12/01/11 ....................     United States          3,500,000         3,093,125
  Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%,
   10/01/14 ................................................................     United States          4,000,000         3,900,000
                                                                                                                      -------------
                                                                                                                         16,952,500
                                                                                                                      -------------
  INDUSTRIAL SERVICES 1.4%
  Allied Waste North America Inc., senior note, B, 8.50%,
   12/01/08 ................................................................     United States          2,000,000         2,105,000
  El Paso Natural Gas Co., senior note, A, 7.625%, 8/01/10 .................     United States          3,000,000         3,105,000
                                                                                                                      -------------
                                                                                                                          5,210,000
                                                                                                                      -------------
  PROCESS INDUSTRIES 5.5%
  Buckeye Technologies Inc., senior sub. note, 8.00%, 10/15/10 .............     United States          1,400,000         1,351,000
  Crown Americas Inc., senior note, 7.625%, 11/15/13 .......................     United States          3,000,000         3,052,500
  Graphic Packaging International Corp., senior note, 8.50%,
   8/15/11 .................................................................     United States          3,000,000         3,082,500
  JSG Funding PLC, senior sub. note, 7.75%, 4/01/15 ........................        Ireland             3,000,000         2,850,000


12 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2006 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    COUNTRY      PRINCIPAL AMOUNT c        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS (CONTINUED)
    PROCESS INDUSTRIES (CONTINUED)
    Lyondell Chemical Co., senior note, 8.00%, 9/15/14 .....................     United States     $      900,000     $     915,750
    Nalco Co.,
      senior note, 7.75%, 11/15/11 .........................................     United States          2,000,000         2,050,000
      senior sub. note, 8.875%, 11/15/13 ...................................     United States          2,000,000         2,095,000
    Rhodia SA, senior note, 10.25%, 6/01/10 ................................         France             3,000,000         3,375,000
a,b Verso Paper Holdings LLC, senior note, 144A, FRN, 9.25%,
     8/01/14 ...............................................................     United States          2,000,000         2,030,000
                                                                                                                      -------------
                                                                                                                         20,801,750
                                                                                                                      -------------
    PRODUCER MANUFACTURING 1.9%
    Case New Holland Inc., senior note, 9.25%, 8/01/11 .....................     United States          4,000,000         4,260,000
  b Invensys PLC, senior note, 144A, 9.875%, 3/15/11 .......................     United Kingdom         1,987,000         2,155,895
    Milacron Escrow Corp., senior secured note, 11.50%, 5/15/11 ............     United States            600,000           573,000
                                                                                                                      -------------
                                                                                                                          6,988,895
                                                                                                                      -------------
    REAL ESTATE INVESTMENT TRUST 1.1%
    Host Marriott LP, senior note, 9.25%, 10/01/07 .........................     United States          4,000,000         4,145,000
                                                                                                                      -------------
    RETAIL TRADE 0.8%
  a GSC Holdings Corp., senior note, FRN, 9.383%, 10/01/11 .................     United States          3,000,000         3,135,000
                                                                                                                      -------------
    TECHNOLOGY SERVICES 1.1%
    SunGard Data Systems Inc., senior note,
       9.125%, 8/15/13 .....................................................     United States          1,000,000         1,040,000
     a FRN, 9.973%, 8/15/13 ................................................     United States          3,000,000         3,127,500
                                                                                                                      -------------
                                                                                                                          4,167,500
                                                                                                                      -------------
    UTILITIES 2.1%
    Aquila Inc., senior note, 9.95%, 2/01/11 ...............................     United States          2,000,000         2,203,714
    NRG Energy Inc., senior note, 7.25%, 2/01/14 ...........................     United States          2,800,000         2,786,000
    TXU Corp., 4.80%, 11/15/09 .............................................     United States          3,000,000         2,939,022
                                                                                                                      -------------
                                                                                                                          7,928,736
                                                                                                                      -------------
    TOTAL CORPORATE BONDS (COST $188,882,020) ..............................                                            190,221,403
                                                                                                                      -------------
    MORTGAGE-BACKED SECURITIES 34.8%
  a FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 0.7%
    FHLMC, 3.314%, 5/01/34 .................................................     United States          2,514,559         2,509,765
                                                                                                                      -------------
    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 9.8%
    FHLMC Gold 15 Year, 4.50%, 6/01/18 - 9/01/18 ...........................     United States          3,256,329         3,147,814
    FHLMC Gold 15 Year, 5.00%, 9/01/18 .....................................     United States          4,405,947         4,342,071
    FHLMC Gold 15 Year, 5.00%, 11/01/18 ....................................     United States          2,574,858         2,537,529
    FHLMC Gold 15 Year, 5.50%, 7/01/19 .....................................     United States            334,670           335,008


                                                          Semiannual Report | 13

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2006 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    COUNTRY      PRINCIPAL AMOUNT c        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MORTGAGE-BACKED SECURITIES (CONTINUED)
  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE (CONTINUED)
  FHLMC Gold 30 Year, 5.50%, 8/01/33 .......................................     United States     $    5,527,509     $   5,468,530
  FHLMC Gold 30 Year, 5.50%, 12/01/34 - 2/01/35 ............................     United States          3,170,120         3,132,436
  FHLMC Gold 30 Year, 6.00%, 7/01/28 - 4/01/35 .............................     United States          9,228,608         9,298,637
  FHLMC Gold 30 Year, 6.50%, 1/01/35 .......................................     United States          3,938,907         4,017,594
  FHLMC Gold 30 Year, 7.00%, 9/01/27 .......................................     United States          1,138,150         1,175,049
  FHLMC Gold 30 Year, 8.00%, 1/01/31 .......................................     United States            271,265           285,284
  FHLMC Gold 30 Year, 8.50%, 7/01/31 .......................................     United States          2,805,046         3,015,781
                                                                                                                      -------------
                                                                                                                         36,755,733
                                                                                                                      -------------
a FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 0.7%
  FNMA, 4.637%, 7/01/34 ....................................................     United States          2,725,527         2,693,867
  FNMA, 5.989%, 6/01/32 ....................................................     United States            108,691           107,532
                                                                                                                      -------------
                                                                                                                          2,801,399
                                                                                                                      -------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 19.2%
  FNMA 15 Year, 5.00%, 10/01/17 ............................................     United States          1,865,362         1,839,853
  FNMA 15 Year, 5.50%, 10/01/17 - 1/01/21 ..................................     United States          6,398,855         6,407,427
  FNMA 15 Year, 5.50%, 1/01/21 .............................................     United States          4,292,372         4,291,770
  FNMA 15 Year, 6.00%, 9/01/21 .............................................     United States          5,945,842         6,038,938
  FNMA 15 Year, 6.50%, 7/01/20 .............................................     United States          1,500,000         1,513,096
  FNMA 15 Year, 7.00%, 9/01/18 .............................................     United States            441,838           457,830
  FNMA 30 Year, 5.50%, 8/01/33 - 7/01/35 ...................................     United States          6,764,460         6,678,361
  FNMA 30 Year, 5.50%, 9/01/33 .............................................     United States          4,708,459         4,653,330
  FNMA 30 Year, 5.50%, 7/01/35 - 1/01/36 ...................................     United States          3,954,421         3,899,065
  FNMA 30 Year, 6.00%, 4/01/33 - 1/01/36 ...................................     United States         13,015,428        13,095,520
d FNMA 30 Year, 6.50%, 8/01/32 - 6/01/36 ...................................     United States         10,951,654        11,163,030
d FNMA 30 Year, 6.50%, 6/01/36 .............................................     United States         10,903,503        11,107,121
  FNMA 30 Year, 8.00%, 10/01/29 ............................................     United States            379,920           401,583
  FNMA 30 Year, 8.50%, 8/01/26 .............................................     United States            614,202           658,878
                                                                                                                      -------------
                                                                                                                         72,205,802
                                                                                                                      -------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 4.4%
  GNMA I SF 30 Year, 5.50%, 4/15/33 - 12/15/34 .............................     United States          3,063,291         3,046,557
  GNMA I SF 30 Year, 5.50%, 12/15/34 .......................................     United States          4,345,748         4,321,669
  GNMA I SF 30 Year, 6.50%, 6/15/31 - 12/15/33 .............................     United States          2,827,340         2,905,281
  GNMA II SF 30 Year, 5.00%, 10/20/33 ......................................     United States          3,879,677         3,760,979
  GNMA II SF 30 Year, 7.00%, 1/20/24 - 12/20/30 ............................     United States          1,736,513         1,787,938
  GNMA II SF 30 Year, 8.00%, 1/20/28 - 2/20/32 .............................     United States            643,614           678,997
                                                                                                                      -------------
                                                                                                                         16,501,421
                                                                                                                      -------------
  TOTAL MORTGAGE-BACKED SECURITIES (COST $132,329,204)                                                                  130,774,120
                                                                                                                      -------------


14 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2006 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    COUNTRY      PRINCIPAL AMOUNT c        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
  SECURITIES 8.5%
  FINANCE 8.5%
a Argent Securities Inc., 2003-W5, M4, FRN, 9.135%, 10/25/33 ...............     United States     $    4,000,000     $   4,137,855
a GSR Mortgage Trust, 2003-AHL, B1, FRN, 9.33%, 10/25/33 ...................     United States          5,000,000         5,052,532
a Merrill Lynch Mortgage Investors Inc., 2003-OPT1, B2, FRN, 8.08%,
   7/25/34 .................................................................     United States          1,000,000         1,012,187
a Morgan Stanley ABS Capital,
    2003-HE3, B1, FRN, 8.63%, 10/25/33 .....................................     United States          3,500,000         3,531,114
    2003-NC10, B1, FRN, 8.63%, 10/25/33 ....................................     United States          2,140,602         2,164,495
a Morgan Stanley Dean Witter Capital I, 2003-NC3, B1, FRN, 8.33%,
   3/25/33 .................................................................     United States            973,100           977,104
a New Century Home Equity Loan Trust, 2003-2, M3, FRN, 9.03%,
   1/25/33 .................................................................     United States          4,870,465         4,889,917
a Option One Mortgage Loan Trust, 2003-6, M5, FRN, 8.63%,
   11/25/33 ................................................................     United States          3,500,000         3,556,951
a Residential Asset Securities Corp., 2003-KS10, MII3, FRN, 7.88%,
   12/25/33 ................................................................     United States          1,500,000         1,510,237
a Specialty Underwriting & Residential Finance, 2003-BC4, B2, FRN,
   7.83%, 11/25/34 .........................................................     United States          1,500,000         1,518,414
a Structured Asset Investment Loan Trust,
    2003-BC2, M3, FRN, 8.58%, 4/25/33 ......................................     United States             22,774            23,056
    2003-BC13, M4, FRN, 8.08%, 11/25/33 ....................................     United States          3,340,000         3,374,072
                                                                                                                      -------------
  TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
   SECURITIES (COST $31,122,481)                                                                                         31,747,934
                                                                                                                      -------------
  SENIOR FLOATING RATE INTERESTS 49.8% a,e
  COMMERCIAL SERVICES 3.4%
d Acxiom Corp., Term Loan B, 9.00%, 9/15/12 ................................     United States          1,200,000         1,201,213
  Affiliated Computer Services Inc.,
    Additional Term Loan, 7.39% - 7.40%, 3/20/13 ...........................     United States          1,795,500         1,797,439
    Term Loan B, 7.389%, 3/20/13 ...........................................     United States            496,250           496,786
d Buhrmann U.S. Inc., Term Loan D-1, 9.00%, 12/23/10 .......................     United States          2,500,000         2,496,175
  Dex Media West LLC, Term Loan B2, 6.83% - 6.90%, 3/09/10 .................     United States          2,634,655         2,620,401
  Nielsen Finance LLC (VNU Inc.), Term Loan B, 8.19%, 8/09/13 ..............     United States          3,000,000         2,996,400
  Workflow Management Inc., Term Loan B, 9.485%, 11/30/11 ..................     United States          1,106,104         1,111,469
                                                                                                                      -------------
                                                                                                                         12,719,883
                                                                                                                      -------------
  COMMUNICATIONS 4.9%
  Alaska Communications Systems Holdings Inc.,
    Incremental Term Loan, 7.117%, 2/01/12 .................................     United States            100,000            99,725
    Term Loan, 7.117%, 2/01/12 .............................................     United States          4,000,000         3,989,000
  Fairpoint Communications Inc., Term Loan B, 7.125%, 2/08/12 ..............     United States          2,089,041         2,077,050
  Intelsat Corp., Term Loan B2, 8.008%, 12/03/13 ...........................     United States          3,940,000         3,971,678
  Intelsat Subsidiary Holding Co. Ltd., Term Loan B, 7.758%,
   6/30/13 .................................................................     United States          2,400,689         2,415,333


                                                          Semiannual Report | 15

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2006 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    COUNTRY      PRINCIPAL AMOUNT c        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  SENIOR FLOATING RATE INTERESTS (CONTINUED)
  COMMUNICATIONS (CONTINUED)
  Iowa Telecommunications Services Inc., Term Loan B,
   7.12% - 7.15%, 11/23/11 .................................................     United States     $    3,000,000     $   2,999,550
  Windstream Corp., Term Loan B, 7.26%, 7/17/13 ............................     United States          2,700,000         2,709,693
                                                                                                                      -------------
                                                                                                                         18,262,029
                                                                                                                      -------------
  CONSUMER DURABLES 3.4%
  Eastman Kodak Co.,
    Term Loan B1, 7.639% - 7.75%, 10/18/12 .................................     United States          2,311,985         2,307,708
    Term Loan B2 (Delayed Draw), 7.655% - 7.757%, 10/18/12 .................     United States            968,162           966,332
  Jarden Corp., Term Loan B2, 7.117%, 1/24/12 ..............................     United States          3,632,093         3,612,007
  Solo Cup Co., Term Loan B, 9.75%, 2/27/11 ................................     United States            593,982           592,390
  Stile Acquisition Corp. (Masonite), Canadian Term Loan,
   7.367% - 7.49%, 4/05/13 .................................................         Canada             1,823,172         1,794,694
  Stile U.S. Acquisition Corp. (Masonite), U.S. Term Loan,
   7.367% - 7.49%, 4/05/13 .................................................     United States          1,826,278         1,797,751
  Tupperware Corp., Term Loan B, 6.89%, 12/05/12 ...........................     United States          1,903,506         1,893,037
                                                                                                                      -------------
                                                                                                                         12,963,919
                                                                                                                      -------------
  CONSUMER NON-DURABLES 2.9%
  Acco Brands Corp., Term Loan B, 7.14% - 7.24%, 8/17/12 ...................     United States            910,745           911,137
  Bumble Bee Foods LLC, Term Loan B, 7.039% - 7.25%,
   5/02/12 .................................................................     United States            500,000           499,340
  CBRL Group (Cracker Barrel), Term Loan B1, 6.93% - 6.97%,
   4/27/13 .................................................................     United States            963,060           952,004
  Central Garden & Pet Co., Term Loan B, 6.83%, 9/30/12 ....................     United States            271,973           271,997
  Constellation Brands Inc., Term Loan B, 6.938% - 7.00%,
   6/05/13 .................................................................     United States          1,333,333         1,337,533
  Del Monte Foods Co., Term Loan B, 7.00% - 7.072%, 2/08/12 ................     United States            830,300           829,536
  Dole Food Co. Inc., Term Loan B, 7.438% - 9.00%, 4/12/13 .................     United States            213,492           209,256
  Herbalife International Inc., Term Loan B, 6.83% - 6.87%,
   12/21/10 ................................................................     United States            720,000           719,950
  Michael Foods Inc., Term Loan B1, 7.387% - 7.553%, 11/21/10 ..............     United States            637,329           636,615
  Reynolds American Inc., Term Loan B, 7.25% - 7.313%,
  5/31/12 ..................................................................     United States          1,795,500         1,800,761
  Solvest Ltd. (Dole),
    L/C, 5.37%, 4/12/13 ....................................................        Bermuda                95,362            93,470
    Term Loan C, 7.313% - 9.25%, 4/12/13 ...................................        Bermuda               711,641           697,522
d Sonic Corp., Term Loan B, 9.25%, 9/08/13 .................................     United States            800,000           802,208
  Southern Wine & Spirits of America Inc., Term Loan B, 6.867%,
   5/31/12 .................................................................     United States          1,148,728         1,148,154
                                                                                                                      -------------
                                                                                                                         10,909,483
                                                                                                                      -------------
  CONSUMER SERVICES 11.0%
  Arby's Restaurant Holdings LLC, Term Loan B, 7.617% - 7.735%,
   7/25/12 .................................................................     United States          1,584,173         1,581,116
  Century Theaters Inc., Term Loan B, 7.275%, 3/01/13 ......................     United States            500,000           500,385


16 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2006 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    COUNTRY      PRINCIPAL AMOUNT c        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
SENIOR FLOATING RATE INTERESTS (CONTINUED)
CONSUMER SERVICES (CONTINUED)
Charter Communications Operating LLC, Term Loan B, 8.125%,
 4/28/13 ...................................................................     United States     $    1,462,560     $   1,470,326
Cinram International, Term Loan B, 7.222%, 5/05/11 .........................         Canada             2,579,510         2,534,007
CSC Holdings Inc. (Cablevision), Incremental Term Loan,
 7.11% - 7.258%, 3/29/13 ...................................................     United States            796,000           790,699
DIRECTV Holdings LLC, Term Loan B, 6.826%, 4/13/13 .........................     United States          1,127,624         1,126,992
Education Management LLC, Term Loan B, 9.75%, 6/01/13 ......................     United States          1,695,750         1,705,925
Entravision Communications Corp., Term Loan B, 7.01%,
 3/29/12 ...................................................................     United States          1,091,750         1,084,970
Hertz Corp.,
  Credit Link, 5.39%, 12/21/12 .............................................     United States            155,556           156,383
  Term Loan B, 7.58% - 7.73%, 12/21/12 .....................................     United States          1,239,008         1,245,600
Insight Midwest Holdings LLC,
  Term Loan A, 6.688%, 6/30/09 .............................................     United States            872,025           871,083
  Term Loan C, 7.438%, 12/31/09 ............................................     United States          1,974,175         1,974,984
MCC Iowa, Term Loan D-1, 7.002% - 7.37%, 1/31/15 ...........................     United States          1,980,000         1,977,505
MediaNews Group Inc., Term Loan B, 6.574%, 12/30/10 ........................     United States          2,266,312         2,237,213
Metro-Goldwyn-Mayer Inc., Term Loan B, 8.749%, 4/08/12 .....................     United States          1,460,543         1,450,158
Mission Broadcasting Inc., Term Loan B, 7.117%, 10/01/12 ...................     United States          1,685,649         1,681,570
Nexstar Broadcasting Inc., Term Loan B, 7.117%, 10/01/12 ...................     United States          1,597,597         1,593,731
Penn National Gaming Inc., Term Loan B, 7.02% - 7.25%,
 10/03/12 ..................................................................     United States          1,782,000         1,788,522
R.H. Donnelley Inc., Term Loan D-2, 6.83% - 6.90%, 6/30/11 .................     United States          1,445,190         1,434,091
Regal Cinemas Corp., Term Loan B, 7.117%, 11/10/10 .........................     United States          3,856,407         3,844,067
UPC Financing Partnership,
  Term Loan J2, 7.64%, 3/31/13 .............................................      Netherlands           2,000,000         2,000,780
  Term Loan K2, 7.64%, 12/31/13 ............................................      Netherlands           2,000,000         2,000,780
VML US Finance LLC (Venetian Macau), Term Loan B, 8.12%,
 5/26/13 ...................................................................     United States          2,333,333         2,345,187
WMG Acquisition Corp. (Warner Music), Term Loan B,
 7.205% - 7.511%, 3/01/11 ..................................................     United States          3,866,803         3,876,818
                                                                                                                      -------------
                                                                                                                         41,272,892
                                                                                                                      -------------
ELECTRONIC TECHNOLOGY 0.2%
Onex Wind Finance LP (Mid-Western Aircraft), Term Loan B,
 7.748%, 12/31/11 ..........................................................     United States            840,616           846,601
                                                                                                                      -------------
ENERGY MINERALS 0.4%
Citgo Petroleum Corp., Term Loan B, 6.703%, 11/15/12 .......................     United States          1,687,250         1,691,687
                                                                                                                      -------------
FINANCE 2.7%
Ameritrade Holding Corp., Term Loan B, 6.83%, 12/31/12 .....................     United States          1,865,659         1,866,517
Avis Budget Car Rental LLC, Term Loan, 6.75%, 4/19/12 ......................     United States            978,571           970,557
Conseco Inc., Term Loan, 7.08%, 6/22/10 ....................................     United States            361,623           361,934
Fidelity National Information Services Inc., Term Loan B, 7.08%,
 3/09/13 ...................................................................     United States          4,355,299         4,359,916


                                                          Semiannual Report | 17

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2006 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    COUNTRY      PRINCIPAL AMOUNT c        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  SENIOR FLOATING RATE INTERESTS (CONTINUED)
  FINANCE (CONTINUED)
  Nasdaq Stock Market Inc.,
    Term Loan B, 6.971% - 7.117%, 4/18/12 ..................................     United States     $    1,545,589     $   1,544,120
    Term Loan C (Delayed Draw), 7.03% - 7.249%, 4/18/12 ....................     United States            909,537           908,674
                                                                                                                      -------------
                                                                                                                         10,011,718
                                                                                                                      -------------
  HEALTH SERVICES 2.4%
  DaVita Inc., Term Loan B, 7.37% - 7.69%, 10/05/12 ........................     United States          3,474,102         3,478,480
  Fresenius Medical Care Holdings Inc., Term Loan B,
   6.742% - 6.775%, 3/31/13 ................................................     United States          2,487,500         2,473,943
  LifePoint Hospitals Inc., Term Loan B, 6.949%, 4/15/12 ...................     United States          2,893,383         2,882,359
                                                                                                                      -------------
                                                                                                                          8,834,782
                                                                                                                      -------------
  INDUSTRIAL SERVICES 0.8%
  Allied Waste North America Inc.,
    Credit Link, 5.348%, 1/15/12 ...........................................     United States            764,558           763,840
    Term Loan B, 7.17% - 7.27%, 1/15/12 ....................................     United States          1,926,945         1,925,134
  Petroleum Geo-Services ASA and PGS Finance Inc., Term Loan,
   7.58% - 7.62%, 12/17/12 .................................................         Norway               276,353           277,646
                                                                                                                      -------------
                                                                                                                          2,966,620
                                                                                                                      -------------
  NON-ENERGY MINERALS 1.2%
  Novelis Corp., U.S. Term Loan, 7.718%, 1/09/12 ...........................     United States          1,041,257         1,045,738
  Novelis Inc., Canadian Term Loan, 7.718%, 1/09/12 ........................         Canada               599,512           602,092
  St. Marys Cement Inc., Term Loan B, 7.367%, 12/04/09 .....................         Canada             2,929,736         2,956,601
                                                                                                                      -------------
                                                                                                                          4,604,431
                                                                                                                      -------------
  PROCESS INDUSTRIES 6.0%
  Boise Cascade LLC, Term Loan D, 7.094% - 7.125%, 10/28/11 ................     United States            527,299           527,911
  BPC Holding Corp. (Berry Plastics), Term Loan B, 7.08%,
   9/20/13 .................................................................     United States          1,010,000         1,008,950
  Georgia-Pacific Corp.,
    Second Lien Term Loan, 8.39%, 12/23/13 .................................     United States          1,000,000         1,009,700
    Term Loan B, 7.367% - 7.485%, 12/20/12 .................................     United States          2,481,250         2,488,197
  Graham Packaging Co.,
    First Lien Term Loan, 7.625% - 7.875%, 10/07/11 ........................     United States          1,674,037         1,678,891
    Incremental Term Loan B, 7.813%, 10/07/11 ..............................     United States            369,548           370,479
  Hexion Specialty Chemicals BV, Term Loan C-2, 7.37%, 5/05/13 .............      Netherlands             624,110           618,018
  Hexion Specialty Chemicals Inc., Term Loan C-1, 7.563%,
   5/05/13 .................................................................     United States          2,880,257         2,852,145
  Huntsman International LLC, Term Loan B, 7.08%, 8/16/12 ..................     United States          3,725,242         3,719,841
  Ineos U.S. Finance LLC,
    Term Loan B2, 7.611% - 7.615%, 12/16/13 ................................     United States            400,000           403,140
    Term Loan C2, 8.111% - 8.115%, 12/23/14 ................................     United States            400,000           403,136
d Lyondell Chemical Co., Term Loan, 9.00%, 8/16/13 .........................     United States          1,700,000         1,706,222
  Nalco Co., Term Loan B, 7.08% - 9.00%, 11/04/09 ..........................     United States          3,578,875         3,590,721
  NewPage Corp., Term Loan, 8.499%, 5/02/11 ................................     United States          2,322,346         2,323,833
                                                                                                                      -------------
                                                                                                                         22,701,184
                                                                                                                      -------------


18 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2006 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    COUNTRY      PRINCIPAL AMOUNT c        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
SENIOR FLOATING RATE INTERESTS (CONTINUED)
PRODUCER MANUFACTURING 3.5%
Cooper Standard Automotive Inc., Term Loan D, 7.875%,
 12/23/11 ..................................................................         Canada        $      893,250     $     887,489
Day International Group Inc., Term Loan B, 8.12%, 12/05/12 .................     United States            706,894           710,944
Euramax International Inc., Domestic Term Loan, 8.188%,
 6/29/12 ...................................................................     United States          1,040,916         1,042,238
Headwaters Inc., Term Loan B, 7.33% - 7.50%, 4/30/11 .......................     United States            823,404           822,992
Nortek Inc., Term Loan, 7.36%, 8/27/11 .....................................     United States          1,964,912         1,964,067
Sensus Metering Systems Inc.,
  Term Loan B1, 7.399% - 7.583%, 12/17/10 ..................................     United States          2,341,615         2,338,852
  Term Loan B2, 7.399% - 7.583%, 12/17/10 ..................................       Luxembourg             311,036           310,890
TriMas Co. LLC,
  Term Loan B, 8.25%, 8/02/13 ..............................................     United States          1,616,924         1,622,681
  Tranche B-1 L/C, 8.08%, 8/02/11 ..........................................     United States            373,136           374,427
TRW Automotive Inc., Term Loan B, 7.188%, 6/30/12 ..........................     United States          2,955,000         2,933,842
                                                                                                                      -------------
                                                                                                                         13,008,422
                                                                                                                      -------------
REAL ESTATE DEVELOPMENT 0.9%
LandSource Communities Development LLC, Term Loan B, 7.875%,
 3/31/10 ...................................................................     United States          1,000,000           999,750
London Arena and Waterfront Finance LLC, Term Loan A, 8.89%,
 3/08/12 ...................................................................     United States            447,000           452,963
Mattamy Group, Term Loan B, 7.688%, 4/11/13 ................................     United States            498,750           498,017
Yellowstone Club, Term Loan, 7.699%, 9/30/10 ...............................     United States          1,348,243         1,334,936
                                                                                                                      -------------
                                                                                                                          3,285,666
                                                                                                                      -------------
REAL ESTATE INVESTMENT TRUSTS 2.2%
Capital Automotive REIT, Term Loan B, 7.08%, 12/10/10 ......................     United States          2,842,447         2,843,243
General Growth Properties Inc., Term Loan A-1, 6.58%, 2/24/10 ..............     United States          3,500,000         3,455,025
Lion Gables Realty LP, Term Loan B, 7.08%, 9/30/07 .........................     United States             46,737            46,737
Maguire Properties Inc., Term Loan B, 7.08%, 3/15/10 .......................     United States            554,431           552,430
Newkirk Master LP, Term Loan B, 7.08%, 8/11/08 .............................     United States            639,226           639,156
Trizec Partners Real Estate LP, Term Loan B, 6.775%, 5/02/07 ...............     United States            820,000           819,114
                                                                                                                      -------------
                                                                                                                          8,355,705
                                                                                                                      -------------
RETAIL TRADE 1.3%
Neiman Marcus Group Inc., Term Loan, 7.891%, 4/06/13 .......................     United States          1,139,241         1,143,923
Pantry Inc., Term Loan, 7.08%, 1/02/12 .....................................     United States            633,214           636,196
The William Carter Co., Term Loan B, 6.758% - 6.985%,
 7/14/12 ...................................................................     United States            785,798           783,920
TravelCenters of America Inc., Term Loan, 7.11% - 7.12%,
 12/01/11 ..................................................................     United States          2,481,250         2,492,788
                                                                                                                      -------------
                                                                                                                          5,056,827
                                                                                                                      -------------


                                                          Semiannual Report | 19

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2006 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    COUNTRY       PRINCIPAL AMOUNT c       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    SENIOR FLOATING RATE INTERESTS (CONTINUED)
    TECHNOLOGY SERVICES 0.8%
    SunGard Data Systems Inc., Term Loan, 7.999%, 2/11/13 ..................     United States    $    2,847,950      $   2,867,601
                                                                                                                      -------------
    TRANSPORTATION 0.3%
    Laidlaw International Inc., Term Loan B, 7.117%, 6/28/12 ...............     United States           598,500            599,805
    Laidlaw Transit Inc., Term Loan B, 7.117%, 6/28/12 .....................         Canada              199,500            199,935
    United Air Lines Inc.,
       Delay Draw, 9.125%, 2/01/12 .........................................     United States            60,844             61,519
       Term Loan B, 9.25%, 2/01/12 .........................................     United States           425,909            430,632
                                                                                                                      -------------
                                                                                                                          1,291,891
                                                                                                                      -------------
    UTILITIES 1.5%
    Astoria Generating Co. Acquisitions LLC,
       L/C Term Loan, 7.33%, 2/23/11 .......................................     United States           106,599            106,706
       Term Loan B, 7.39%, 2/23/13 .........................................     United States           450,773            451,409
    LSP General Finance Co. LLC,
     f Delay Draw, 7.117%, 5/04/13 .........................................     United States            27,824             27,751
       Term Loan, 7.117%, 5/04/13 ..........................................     United States           654,217            652,510
    NRG Energy Inc.,
       Credit Link, 7.367%, 2/01/13 ........................................     United States           798,351            799,509
       Term Loan B, 7.367%, 2/01/13 ........................................     United States         3,484,141          3,489,158
                                                                                                                      -------------
                                                                                                                          5,527,043
                                                                                                                      -------------
    TOTAL SENIOR FLOATING RATE INTERESTS (COST $187,557,668) ...............                                            187,178,384
                                                                                                                      -------------
    FOREIGN GOVERNMENT AND AGENCY SECURITIES 4.3%
a,g Government of Argentina, FRN, 5.59%, 8/03/12 ...........................       Argentina           3,950,000          2,754,558
    Government of Canada, 7.25%, 6/1/07 ....................................         Canada            1,500,000 CAD      1,369,957
    Government of Malaysia, 8.60%, 12/01/07 ................................        Malaysia           4,700,000 MYR      1,344,751
    Government of Norway, 6.75%, 1/15/07 ...................................         Norway            8,300,000 NOK      1,282,766
    Government of Poland, 8.50%, 11/12/06 ..................................         Poland            8,750,000 PLN      2,809,846
    Government of Singapore, 5.625%, 7/01/08 ...............................       Singapore           2,150,000 SGD      1,415,168
    Government of Sweden, 8.00%, 8/15/07 ...................................         Sweden            8,300,000 SEK      1,179,202
    Korea Treasury Note, 4.75%, 3/12/08 ....................................      South Korea      3,600,000,000 KRW      3,811,655
                                                                                                                      -------------
    TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
     (COST $15,526,581) ....................................................                                             15,967,903
                                                                                                                      -------------
    TOTAL LONG TERM INVESTMENTS (COST $555,417,954) ........................                                            555,889,744
                                                                                                                      -------------
    SHORT TERM INVESTMENTS 4.5%
    GOVERNMENT BONDS 0.9%
  h Thailand Treasury Bill, 7/19/07 - 9/06/07 ..............................        Thailand         132,200,000 THB      3,363,861
                                                                                                                      -------------


20 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2006 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    COUNTRY            SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  MONEY MARKET FUND 3.6%
i Franklin Institutional Fiduciary Trust Money Market Portfolio,
   4.95% ...................................................................     United States        13,560,707      $  13,560,707
                                                                                                                      -------------
  TOTAL SHORT TERM INVESTMENTS (COST $16,930,752) ..........................                                             16,924,568
                                                                                                                      -------------
  TOTAL INVESTMENTS (COST $572,348,706) 152.5% .............................                                            572,814,312
  PREFERRED SHARES (50.6)% .................................................                                           (190,000,000)
  OTHER ASSETS, LESS LIABILITIES (1.9)% ....................................                                             (7,219,453)
                                                                                                                      -------------
  NET ASSETS APPLICABLE TO COMMON SHARES 100.0% ............................                                          $ 375,594,859
                                                                                                                      =============

CURRENCY ABBREVIATIONS

CAD   - Canadian Dollar
KRW   - South Korean Won
MYR   - Malaysian Ringgit
NOK   - Norwegian Krone
PLN   - Polish Zloty
SEK   - Swedish Krona
SGD   - Singapore Dollar
THB   - Thai Baht

SELECTED PORTFOLIO ABBREVIATIONS

FHLMC - Federal Home Loan Mortgage Corp.
FNMA  - Federal National Mortgage Association
FRN   - Floating Rate Note
GNMA  - Government National Mortgage Association
L/C   - Letter of Credit
SF    - Single Family

a     The coupon rate shown represents the rate at period end.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At September 30, 2006, the aggregate value of these securities was $15,738,701, representing 4.19% of net assets.

c     The principal amount is stated in U.S. dollars unless otherwise indicated.

d See Note 1(c) regarding securities purchased on a when-issued or delayed delivery basis.

e     See Note 1(e) regarding senior floating rate interests.

f     See Note 10 regarding unfunded loan commitments.

g The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

h     The security is traded on a discount basis with no stated coupon rate.

i See Note 8 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 21

Franklin Templeton
Limited Duration Income Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2006 (unaudited)

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ..................................................................................   $558,787,999
  Cost - Sweep Money Fund (Note 8) .............................................................................     13,560,707
                                                                                                                   ------------
  Total cost of investments ....................................................................................   $572,348,706
                                                                                                                   ============
  Value - Unaffiliated issuers .................................................................................   $559,253,605
  Value - Sweep Money Fund (Note 8) ............................................................................     13,560,707
                                                                                                                   ------------
  Total value of investments ...................................................................................    572,814,312
 Cash ..........................................................................................................      2,061,896
 Foreign currency, at value (cost $47,531) .....................................................................         47,631
 Receivables:
  Investment securities sold ...................................................................................     15,602,853
  Interest .....................................................................................................      5,877,070
                                                                                                                   ------------
        Total assets ...........................................................................................    596,403,762
                                                                                                                   ------------

Liabilities:
 Payables:
  Investment securities purchased ..............................................................................     28,090,991
  Affiliates ...................................................................................................        322,573
  Distributions to shareholders ................................................................................      2,246,119
  Unrealized loss on unfunded loan commitments (Note 10) .......................................................          5,557
 Accrued expenses and other liabilities ........................................................................        143,663
                                                                                                                   ------------
        Total liabilities ......................................................................................     30,808,903
                                                                                                                   ------------
Preferred shares at redemption value [$25,000 liquidation preference per share (7,600 shares outstanding)] .....    190,000,000
                                                                                                                   ------------
          Net assets applicable to common shares ...............................................................   $375,594,859
                                                                                                                   ============
Net assets applicable to common shares consist of:
 Paid-in capital ...............................................................................................   $380,014,364
 Distributions in excess of net investment income ..............................................................     (5,299,401)
 Net unrealized appreciation (depreciation) ....................................................................        460,150
 Accumulated net realized gain (loss) ..........................................................................        419,746
                                                                                                                   ------------
          Net assets applicable to common shares ...............................................................   $375,594,859
                                                                                                                   ============
Common shares outstanding ......................................................................................     26,739,511
                                                                                                                   ============
Net asset value per common share ...............................................................................   $      14.05
                                                                                                                   ============


22 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
for the six months ended September 30, 2006 (unaudited)

Investment income:
 Dividends - Sweep Money Fund (Note 8) ...........................................................   $   219,290
 Interest ........................................................................................    19,622,950
                                                                                                     -----------
        Total investment income ..................................................................    19,842,240
                                                                                                     -----------

Expenses:
 Management fees (Note 4a) .......................................................................     1,400,869
 Administrative fees (Note 4b) ...................................................................       566,781
 Transfer agent fees .............................................................................        36,099
 Custodian fees (Note 5) .........................................................................        19,965
 Reports to shareholders .........................................................................        27,946
 Professional fees ...............................................................................        26,728
 Trustees' fees and expenses .....................................................................        29,232
 Auction agent fees and expenses (Note 3) ........................................................       240,996
 Other ...........................................................................................        53,219
                                                                                                     -----------
        Total expenses ...........................................................................     2,401,835
        Expense reductions (Note 5) ..............................................................       (12,327)
                                                                                                     -----------
          Net expenses ...........................................................................     2,389,508
                                                                                                     -----------
           Net investment income .................................................................    17,452,732
                                                                                                     -----------

Realized and unrealized losses:
 Net realized gain (loss) from:
  Investments ....................................................................................     1,701,280
  Foreign currency transactions ..................................................................        12,584
                                                                                                     -----------
           Net realized gain (loss) ..............................................................     1,713,864
                                                                                                     -----------

Net change in unrealized appreciation (depreciation) on:
  Investments ....................................................................................    (2,957,844)
  Translation of assets and liabilities denominated in foreign currencies ........................           284
                                                                                                     -----------
           Net change in unrealized appreciation (depreciation) ..................................    (2,957,560)
                                                                                                     -----------
Net realized and unrealized gain (loss) ..........................................................    (1,243,696)
                                                                                                     -----------
Net increase (decrease) in net assets resulting from operations ..................................    16,209,036
Distributions to preferred shareholders from net investment income ...............................    (4,655,833)
                                                                                                     -----------
Net increase (decrease) in net assets applicable to common shares resulting from operations ......   $11,553,203
                                                                                                     ===========


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 23

Franklin Templeton
Limited Duration Income Trust

FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               -----------------------------------
                                                                                                SIX MONTHS ENDED
                                                                                               SEPTEMBER 30, 2006     YEAR ENDED
                                                                                                   (UNAUDITED)      MARCH 31, 2006
                                                                                               -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................................................................     $ 17,452,732       $ 31,497,261
  Net realized gain (loss) from investments and foreign currency transactions ...............        1,713,864          1,841,824
  Net change in unrealized appreciation (depreciation) on investments and translation of
    assets and liabilities denominated in foreign currencies ................................       (2,957,560)        (4,448,879)
  Distribution to preferred shareholders from net investment income .........................       (4,655,833)        (6,954,398)
                                                                                                  -------------------------------
        Net increase (decrease) in net assets applicable to common shares resulting
          from operations ...................................................................       11,553,203         21,935,808
 Distribution to common shareholders from net investment income .............................      (14,038,243)       (29,199,546)
                                                                                                  -------------------------------
        Net increase (decrease) in net assets ...............................................       (2,485,040)        (7,263,738)
Net assets applicable to common shares:
 Beginning of period ........................................................................      378,079,899        385,343,637
                                                                                                  -------------------------------
 End of period ..............................................................................     $375,594,859       $378,079,899
                                                                                                  ===============================
Distributions in excess of net investment income included in net assets:
 End of period ..............................................................................     $ (5,299,401)      $ (4,058,057)
                                                                                                  ===============================


24 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Limited Duration Income Trust (the Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a diversified, closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value. Short term investments are valued at cost.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


                                                          Semiannual Report | 25

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


26 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

F. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.


                                                          Semiannual Report | 27

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2006, there were 28,290,900 shares authorized (no par value). During the period ended September 30, 2006, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.


28 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3. AUCTION RATE PREFERRED SHARES

On November 7, 2003 the Fund issued 2,534 Preferred Shares Series M, 2,533 Preferred Shares Series W and 2,533 Preferred Shares Series F, each with a $25,000 liquidation preference per share totaling $190,000,000. Dividends to preferred shareholders are cumulative and are declared weekly, at rates established through an auction process. In connection with the weekly auctions, the Fund pays an annual fee as well as commissions to the auction agent for its services. During the period ended September 30, 2006, the dividends on Preferred Shares ranged from 4.35% to 5.30%.

The Fund is required to maintain, on a weekly basis, a specified discounted value of its portfolio in compliance with guidelines established by Fitch Ratings and Moody's Investor Services Inc., and is required to maintain asset coverage for the Preferred Shares of at least 200%.

The Preferred Shares are redeemable by the Fund at any time and are subject to mandatory redemption if the asset coverage or discounted value requirements are not met. Additionally, the Fund may be precluded from declaring dividends to common shareholders if the asset coverage or discounted value requirements are not met. During the period ended September 30, 2006, all requirements were met.

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                           AFFILIATION
--------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                    Investment manager
Franklin Templeton Services LLC (FT Services)        Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers of 0.50% per year of the average daily net assets of the Fund plus the liquidation value of the Preferred Shares.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund plus the liquidation value of the Preferred Shares.


                                                          Semiannual Report | 29

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended September 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

6. INCOME TAXES

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2006, the Fund deferred realized capital losses and realized currency losses of $666,686 and $23,148, respectively.

At September 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ...............................   $574,441,088
                                                      ============

Unrealized appreciation ...........................   $  5,449,240
Unrealized depreciation ...........................     (7,076,016)
                                                      ------------
Net unrealized appreciation (depreciation) ........   $ (1,626,776)
                                                      ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2006, aggregated $135,873,711 and $134,329,803, respectively.

8. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


30 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

9. CREDIT RISK

The Fund has 65.33% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

10. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At September 30, 2006, unfunded commitments were as follows:

---------------------------------------------------------------------------
                                                                  UNFUNDED
BORROWER                                                         COMMITMENT
---------------------------------------------------------------------------
CBRL Group (Cracker Barrel), Term Loan B2 (Delayed Draw) .....   $  134,276
LSP General Finance Co. LLC, Delay Draw ......................          389
VML US Finance LLC (Venetian Macau), Delay Draw ..............    1,166,666
                                                                 ----------
                                                                 $1,301,331
                                                                 ==========

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.

11. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of


                                                          Semiannual Report | 31

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

11. REGULATORY MATTERS (CONTINUED)

the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed. The Fund did not participate in the CAGO Settlement.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan was completed in September 2006. The Fund did not participate in the December 13, 2004 SEC Order.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution. The SEC anticipates that Notice of the Plan will be published on or after November 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Trust or its shareholders whole, as appropriate.


32 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

12. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                          Semiannual Report | 33

Franklin Templeton
Limited Duration Income Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


34 | Semiannual Report

                       This page intentionally left blank.

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC
Alabama                           Michigan 6
Arizona                           Minnesota 6
California 7                      Missouri
Colorado                          New Jersey
Connecticut                       New York 7
Florida 7                         North Carolina
Georgia                           Ohio 6
Kentucky                          Oregon
Louisiana                         Pennsylvania
Maryland                          Tennessee
Massachusetts 6                   Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
  Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.    Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

07/06
                                               Not part of the semiannual report

     [LOGO](R)
FRANKLIN TEMPLETON              One Franklin Parkway
    INVESTMENTS                 San Mateo, CA 94403-1906

SEMIANNUAL REPORT

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.
1-800/DIAL BEN(R)

TRANSFER AGENT

PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FTF S2006 11/06


      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are: Robert F. Carlson, Frank W.T. LaHaye, Frank A. Olson and John B. Wilson.

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Trust has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.
The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov and reflect the twelve-month period beginning July 1, 2005, and ending June 30, 2006..

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   November 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   November 27, 2006


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date   November 27, 2006